                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                January 11, 2001





                     CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
             (Exact name of registrant as specified in its charter)




                           Illinois 1-3672 37-0211380
            (State or other jurisdiction (Commission (I.R.S. Employer
               of incorporation) File Number) Identification No.)





               607 East Adams Street, Springfield, Illinois 62739
              (Address of principal executive offices and Zip Code)






       Registrant's telephone number, including area code: (217) 523-3600

ITEM 5.         OTHER EVENTS AND REGULATION FD DISCLOSURE

Reference is made to Management's Discussion and Analysis of Financial Condition and Results of Operations under the caption "Midwest ISO" and to Note 6 of the Notes to Financial Statements in the Registrant's Form 10-Q for the quarterly period ended September 30, 2000, for a discussion of the Registrant's intention to withdraw from the Midwest Independent System Operator (MISO) and to become a member of the Alliance Regional Transmission Organization (Alliance RTO).

In the fourth quarter of 2000, the Registrant recorded a $8 million nonrecurring charge ($5 million after income taxes), as a result of its decision to withdraw from the MISO. This charge relates to the Registrant's estimated obligation under the MISO agreement for costs incurred by the MISO.

On January 11, 2001, the Registrant signed an agreement to join the Alliance RTO. Regional transmission organizations, including independent system operators, are entities that ensure comparable and non-discriminatory access to regional electric transmission systems. Following the announcements of Illinois Power and Commonwealth Edison of their intent to withdraw from the MISO and join the Alliance RTO, the Registrant determined that the operational configuration of the MISO was unacceptable and announced its withdrawal in November 2000. The Registrant decided to withdraw to ensure the continued reliable and efficient operation of the Registrant's transmission system. The Registrant's withdrawal from the MISO and its membership in the Alliance RTO are subject to regulatory approvals.

SAFE HARBOR STATEMENT

The foregoing estimates of the Registrant's obligation under the MISO agreement for costs incurred by the MISO are "forward-looking" statements within the meaning of the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that could cause actual results to differ materially from those discussed herein. The following factors could cause results to differ materially from management expectations as suggested by such forward-looking statements: the effects of regulatory actions, including changes in regulatory policy; changes in laws and other governmental actions; business and economic conditions; and legal and administrative proceedings.



                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              CENTRAL ILLINOIS PUBLIC
                                                  SERVICE COMPANY
                                                   (Registrant)


                                               By /s/ Warner L. Baxter
                                    --------------------------------------------
                                                      Warner L. Baxter
                                            Vice President and Controller
                                            (Principal Accounting Officer)
Date:  January 12, 2001